                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                       Date of Report: November 7, 1996


                 MORSERV, INC., SERIES 1996-1 AND SERIES 1996-2
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)





       Delaware               33-76724                    13-3784934
     ---------------        ---------------            -------------------
     (State or other        (Commission                (IRS Employer
     jurisdiction of        File Number)               Identification No.)
     incorporation)


     343 Thornhall Street, Edison, New Jersey         08837
     ----------------------------------------        --------
     (Address of principal executives offices)        Zip Code


                                 (909) 205-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On or about October 25, 1996, MorServ, Inc. (the "Company") made the distribution to holders of its Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 and Series 1996-2 contemplated by the respective Pooling and Servicing Agreement dated as of June 1, 1996 (the "Pooling and Servicing Agreement") among the Company, The Chase Manhattan Bank (formerly known as 'Chemical Bank'), as Master Servicer, and Norwest Bank Minnesota, N.A., as Trustee and the Pooling and Servicing Agreement dated as of August 1, 1996 (the "Pooling and Servicing Agreement") among the Company, Chase Manhattan Mortgage Corporation as Master Servicer and Citibank, N.A. as Trustee.

     A copy of the Certificateholders Report with respect to such distribution delivered pursuant to Section 6.02 of each of the Pooling and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.


Item 7 (c).     Exhibits             Description
                --------             -----------

                 20.1 Monthly Certificateholders Statement with respect to the October 25, 1996 distribution

                               INDEX TO EXHIBITS
                               -----------------



      Exhibit                  Description
      -------                  -----------

      20.1 Monthly Certificateholders Statement with respect to the October 25, 1996 distribution

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORSERV, INC.


                                       /s/ Robert J. Kent
                                      ----------------------------
                                      Name:  Robert J. Kent
                                      Title: Senior Vice President


Date:  November 7, 1996